                          SECURITIES AND EXCHANGE COMMISSION

                                Washington, D.C. 20549

                                       FORM 8-K

                                    CURRENT REPORT
        PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of Earliest Event Reported):  September 8, 1997


                                   CONCEPTUS, INC.
                (Exact Name of Registrant as Specified in its Charter)


                Delaware                0-27596              94-3170244
   (State or Other Jurisdiction       (Commission         (I.R.S. Employer
        of Incorporation)             File Number)       Identification No.)


                                  1021 Howard Avenue
                                San Carlos, CA  94070
                (Address of Principal Executive Offices and Zip Code)


                                    (415) 802-7240
                 (Registrant's Telephone Number, Including Area Code)


                                         N/A
            (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.  OTHER EVENTS

    On September 8, 1997, Conceptus, Inc., a Delaware corporation (the "Company"), announced that it had received United States Food and Drug Administration (FDA) clearance to market its ERA (Endometrial Resection and Ablation) Resectoscope Sheath for gynecological procedures. Further details regarding this announcement are contained in the Company's press release dated September 8, 1997 attached as an exhibit hereto and incorporated by reference herein.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

    (c)  EXHIBITS.

    Exhibit 21.3   Conceptus, Inc. Press Release dated September 8, 1997.

                                      SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                     CONCEPTUS, INC.


Date:  September 10, 1997            By: /s/ Sanford Fitch
                                        -----------------------------------
                                        Sanford Fitch
                                        Senior Vice President and Chief
                                        Financial Officer

                                   CONCEPTUS, INC.

                                  INDEX TO EXHIBITS


EXHIBIT
NUMBER
- -------
 21.3           Press Release dated September 8, 1997